As filed with the Securities and Exchange Commission on July 11,1996

                                                      Registration No. 333-_____

- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              MICROLOG CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Virginia                                   52-0901291
              --------                                   ----------
    (State or other jurisdiction            (I.R.S. employer identification no.)
  of incorporation or organization)


         20270 Goldenrod Lane
         Germantown, Maryland                               20876
         --------------------                               -----
(Address of principal executive offices)                 (Zip code)

                              Microlog Corporation
                             1995 Stock Option Plan
            ---------------------------------------------------------
                            (Full title of the plan)





                               Richard A. Thompson
                                    President
                              Microlog Corporation
                              20270 Goldenrod Lane
                           Germantown, Maryland 20876
- -------------------------------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                             Steven M. Kaufman, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 637-5736





                         CALCULATION OF REGISTRATION FEE


=================================================================================================================================
                                                             Proposed                   Proposed
    Title of securities     Amount to be registered   maximum offering price        maximum aggregate              Amount of
      to be registered                                     per share (1)           offering price (1)        registration fee (1)
- --------------------------------------------------------------------------------------------------------------------------------
       Common Stock,
       par value $.01              1,000,000                   $9.25                   $9,250,000                  $3,189.66
         per share
================================================================================================================================

(1) Estimated pursuant to Rule 457(c) solely for purposes of calculating the amount of the registration fee, based on the average of the high and low prices per share of Microlog Corporation common stock, par value $.01 per share, on July 9, 1996, as reported on The Nasdaq National Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                  The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.           Incorporation of Documents by Reference.

                  Microlog Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents filed by it with the Commission:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995;

                  (b)      All  reports  filed with the  Commission  pursuant to
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since October 31, 1995; and

                  (c) The description of the Registrant's common stock, $.01 par value per share (the "Common Stock") contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on August 8, 1986.

                  In addition, all documents and reports filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequent filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



Item 4.           Description of Securities.

                  Not applicable (the Common Stock is registered under Section 12 of the Exchange Act).

Item 5.           Interests of Named Experts and Counsel.

                  Not applicable.



Item 6.           Indemnification of Directors and Officers.

                  Each director and officer of the Registrant is insured and indemnified against liability incurred by him or her in his or her capacity as an officer and/or director pursuant to the following:

                  (a) Article VII of the Registrant's Bylaws, entitled "Indemnification and Limitation of Liability," provides for indemnification of directors and officers to the fullest extent permitted by the laws of the Commonwealth of Virginia, limits the liability of directors and officers as permitted by such laws and permits the Registrant to purchase and maintain insurance on behalf of each director and officer of the Registrant against certain liabilities which he or she may incur whether or not the Registrant could have the power or obligation to indemnify him or her. Article VII of the Registrant's Bylaws is set forth as Exhibit 99.1 to this Registration Statement and is incorporated herein by reference.

                  (b)  Sections  13.1-692.1,   13.1-697,   13.1-698,   13.1-702,
13.1-703 and 13.1-704 of the Virginia Stock Corporation Act, which are set forth as Exhibit 99.2 to this Registration Statement and are incorporated herein by reference.

                  (c) The Registrant has in effect a policy of liability insurance covering its directors and officers against damages from certain actions and claims incurred in the course of their duties. Such policy also insures the Registrant against expenses incurred in defending lawsuits arising from certain alleged acts of the directors and officers.

                                      * * *

                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities is asserted by such person in connection with the offering of the Common Stock (other than for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the company in the successful defense of any action, suit or proceeding) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.



Item 7.           Exemption from Registration Claimed.

                  Not applicable.

Item 8.           Exhibits.

                  Exhibit
                  Number            Description
                  ------            -----------

                  4.1 Amended and Restated Articles of Incorporation of Registrant, as amended (incorporated by reference to an Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).

                  4.2 Bylaws of the Registrant, as amended (incorporated by reference to an Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).

                  4.3 Form of Common Stock Certificate (incorporated by reference to an Exhibit to Registration Statement on Form S-1 (File No. 33-31710)).

                  4.4 Microlog Corporation 1995 Stock Option Plan, as amended and restated.

                  5.1               Opinion of Hogan & Hartson, L.L.P. regarding
                                    the   legality  of  the   securities   being
                                    registered.

                  23.1              Consent of Price Waterhouse LLP.

                  23.2              Consent of Hogan & Hartson L.L.P.  (included
                                    in  their   opinion  filed  as  Exhibit  5.1
                                    hereto).

                  24.1 Power of Attorney (included on signature pages).

                  99.1              Article   VII  of  the  Bylaws  of  Microlog
                                    Corporation.

                  99.2              Sections  13.1-692.1,   13.1-697,  13.1-698,
                                    13.1-702,   13.1-703  and  13.1-704  of  the
                                    Virginia Stock Corporation Act.

Item 9.           Undertakings.

                  The undersigned Registrant hereby undertakes:

                  (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i) To include  any  prospectus  required by
                           Section 10(a)(3) of the Securities Act;

                                    (ii) To reflect in the  prospectus any facts
                           or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                                    (iii) To include  any  material  information
                           with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                           Provided, however, that paragraphs (a)(i) and (a)(ii)
                  do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  The undertaking concerning indemnification is set forth under the response to Item 6.

                Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Germantown, State of Maryland, on July 2, 1996.

                                   Microlog Corporation


                                   By:       /s/ Joe J. Lynn
                                        ---------------------------------------
                                         Joe J. Lynn
                                         Chief Executive Officer and Director



                                POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joe J. Lynn, Richard A. Thompson and Steven R. Delmar, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                      TITLE                               DATE
                 ---------                                      -----                               ----


    /s/ Joe J. Lynn                              Chief Executive Officer and Director           July 2, 1996
- ----------------------------------------
         Joe J. Lynn



    /s/ Richard A. Thompson                     President, Chief Operating Officer and          July 2, 1996
- ----------------------------------------                      Director
         Richard A. Thompson



    /s/ Steven R. Delmar                          Executive Vice President and Chief            July 2, 1996
- ----------------------------------------             Financial Officer (Principal
         Steven R. Delmar                                 Accounting Officer)



                                       -5-




                 SIGNATURE                                      TITLE                               DATE
                 ---------                                      -----                               ----



    /s/ J. Graham Hartwell                        Chairman of the Board and Director            July 2, 1996
- ----------------------------------------
         J. Graham Hartwell



    /s/ David M. Gische                                        Director                         July 2, 1996
- ----------------------------------------
         David M. Gische



- ----------------------------------------                       Director                         July __, 1996
         Robert E. Gray, Jr.


                                  EXHIBIT INDEX



Exhibit
Number                                            Description                                             Page
- ------                                            -----------                                             ----

4.1          Amended  and  Restated   Articles  of   Incorporation   of   Registrant,   as  amended        *
             (incorporated  by reference to an Exhibit to Registration  Statement on Form S-1 (File
             No. 33-31710)).

4.2          Bylaws of the  Registrant,  as amended  (incorporated  by  reference  to an Exhibit to        *
             Registration Statement on Form S-1 (File No. 33-31710)).

4.3          Form  of  Common  Stock  Certificate  (incorporated  by  reference  to an  Exhibit  to        *
             Registration Statement on Form S-1 (File No. 33-31710)).

4.4          Microlog Corporation 1995  Stock Option Plan, as amended and restated.

5.1          Opinion of Hogan & Hartson L.L.P.

23.1         Consent of Price Waterhouse LLP.

23.2         Consent of Hogan & Hartson L.L.P.  (See Exhibit 5.1)

24.1         Power of Attorney (included on signature page).

99.1         Article VII of the Bylaws of Microlog Corporation.

99.2         Sections  13.1-692.1,  13.1-697,  13.1-698,  13.1-702,  13.1-703  and  13.1-704 of the
             Virginia Stock Corporation Act.

*incorporated by reference